                        DIRECTOR IMMEDIATE VARIABLE ANNUITY
                             SEPARATE ACCOUNT ONE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 333-19607



    SUPPLEMENT DATED DECEMBER 15, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

          SUPPLEMENT DATED DECEMBER 15, 2004 TO YOUR PROSPECTUS


HARTFORD BOND HLS FUND - NAME CHANGE

Effective March 15, 2005, Hartford Bond HLS Fund is changing its name to Hartford Total Return Bond HLS Fund. All references in the prospectus to "Hartford Bond HLS Fund" are deleted and replaced with "Hartford Total Return Bond HLS Fund."

HARTFORD BOND HLS FUND - OBJECTIVE CHANGE

Under the section entitled "The Funds," the paragraph describing the investment objective of Hartford Bond HLS Fund is deleted and replaced with the following:

     Hartford Total Return Bond HLS Fund - Seeks competitive total return, with income as a secondary objective.

HARTFORD CAPITAL APPRECIATION HLS FUND SUB-ACCOUNT - CLOSURE

Hartford Capital Appreciation HLS Fund Sub-Account is closed to all Contracts issued on or after January 3, 2005.

For Contracts issued before January 3, 2005, Hartford Capital Appreciation HLS Fund Sub-Account is closed to subsequent premium payments and transfers of Contract Value effective as of the close of regular trading of the New York Stock Exchange on February 28, 2005.

Any Dollar Cost Averaging, InvestEase, Asset Rebalancing Program or other administrative program established on or before February 28, 2005, that includes transfers of Contract Value or allocations to Hartford Capital Appreciation HLS Fund Sub-Account will continue uninterrupted. In addition, Hartford Capital Appreciation HLS Fund Sub-Account will not be available for any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program established after February 28, 2005.

Hartford Capital Appreciation HLS Fund will remain open:

 - to certain owners of older Contracts as a result of settlement of litigation against Hartford;

 - to certain owners of other investment products offered by Hartford; and

 - to certain qualified retirement plans.

      THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                REFERENCE.

HV- 5121